                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                -----------------------------------

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                15-May-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                The Money Store Inc., as Representative
                Transworld Insurance Company d/b/a Educaid, As Seller
- ------------------------------------------------------------------------------
                (Exact name of regristrant as specified in its charter)



New Jersey
Arizona                      33-89200                   68-6127681

State or other              (Commission                (IRS Employer
jurisdiction of            File Number)                 ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
- ------------------------------------------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,                           908-686-2000
                                                  ---------------------
including area code:


                                n/a
- ------------------------------------------------------------------------------
                (Former name or former address, if changed since last report)

        Item 5  Other Events



Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7.............................     15-May-96



A-8.............................     22-May-96

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                CLASSNOTES TRUST 1996-I


                                THE MONEY STORE INC., Representative
                                TRANS-WORLD INSURANCE COMPANY, Seller




                                By: /s/ Harry Puglisi
                                -------------------------
                                Name:  Harry Puglisi
                                      Title:    Treasurer
                                                    of The Money Store Inc. and
                                Trans-World Insurance Company
                                                d/b/a Educaid


        Dated:  May 25, 1996


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================================================
                              CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-7    Determination Date                                                              05/09/96
Cusip #  182743ADC      Distribution Date                                                               05/15/96
                        Record Date                                                                     05/13/96
================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                                                              0.00
               Per $50,000 original principal amount of the Notes                                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                                                        718,200.00
               Per $50,000 original principal amount of the Notes                                                     236.250000


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                                                              0.00
               Per $50,000 original principal amount of the Notes                                                       0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                                                              0.00
               Per $50,000 original principal amount of the Notes                                                       0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                     509,877,957.49


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-7 NOTES                                                                                 152,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                        CLASS A-7 NOTES
                        PERIOD 1                                                                                          0.0000%
                        PERIOD 2                                                                                          0.0000%
                        PERIOD 3                                                                                          5.5800%
                        CURRENT RATE                                          (Based on Auction)                          5.6700%




                2.  NET LOAN RATE
                PERIOD 1                                                                    6.6680%
                PERIOD 2                                                                    6.4700%
                PERIOD 3                                                                    6.5950%

                  (b)   Amount of Interest that would have been paid
                        on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate                     864,795.56

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata                     49,935.80
                 Per $50,000 original principal amount of the Notes                       16.426250

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                            0.00
                             Per $50,000 original principal amount of the Notes            0.000000

                    2.  Remaining Balance                                                      0.00
                             Per $50,000 original principal amount of the Notes            0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                     1,900.00
                             Per $50,000 original principal amount of the Notes            0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                          0.00
                             Per $50,000 original principal amount of the Notes            0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                                      0.00
                             Per $50,000 original principal amount of the Notes            0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                            1,095.35
                             Per $50,000 original principal amount of the Notes            0.360314

                    5.  Surety Provider Fee  (Pro Rata)                                   10,766.67
                             Per $50,000 original principal amount of the Notes            3.541667


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                         0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                          0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                               0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                      0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                          0.00

           (c)     Amount in the Reserve Account                                       2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                         0.00






(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                         0.00

         (b)     Amount in the Pre-Funding Account                                  42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                        0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                    0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days              3,995,345.89
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days              3,484,172.05
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days               731,434.09
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                367,971.59
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                        94,846.43

(xix)     Parity Percentage                    Numerator    579,002,750.79
          as of    03/31/96                    Denominator  579,021,677.47               100.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                              1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                             0.00



The Money Store, Inc.


   /s/ Harry Puglisi
By:_________________
    Harry Puglisi
      Treasurer




                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083
================================================================================
                          CLASSNOTES TRUST  1995 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
      Agreement
     CLASS A-8               Determination Date               05/16/96
Cusip #  182743AE4           Distribution Date                05/22/96
                             Record Date                      05/20/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                     0.00
        Per $50,000 original principal amount of the Notes              0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                               214,200.00
        Per $50,000 original principal amount of the Notes            210.000000


(iii)     (A)  Amount of Noteholders' Auction Rate
                 Interest Carryover being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                     0.00
        Per $50,000 original principal amount of the Notes              0.000000

          (B)  Remaining Amount of Noteholders' Auction
                 Rate Interest Carryover to be paid or
                 distributed in respect of the Notes

        CLASS A-8 NOTES                                                     0.00
        Per $50,000 original principal amount of the Notes              0.000000


(iv)      Pool Balance at end of preceding Collection Period      509,877,957.49


(v)       Outstanding Principal amount after giving effect to
           distributions on this Note Distribution Date:

           CLASS A-8 NOTES                                         51,000,000.00


(vi)      Applicable Interest Rate:
        (a)   In general:
                1.  Auction Rate for the prior Interest Period:

                CLASS A-8 NOTES
                   PERIOD 1                                              0.0000%
                   PERIOD 2                                              0.0000%
                   PERIOD 3                                              5.4500%
                CURRENT RATE   (Based on Auction)                        5.4000%



                2.  NET LOAN RATE
                         PERIOD 1                                      6.6680%
                         PERIOD 2                                      6.4700%
                         PERIOD 3                                      6.5950%

        (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate        262,380.83

(vii)   (a)   Service Fee for related Collection Period (Pro Rata)   16,754.77
        Per $50,000 original principal amount of the Notes           16.426245

        (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                       0.00
        Per $50,000 original principal amount of the Notes            0.000000

                    2.  Remaining Balance                                 0.00
        Per $50,000 original principal amount of the Notes            0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                  637.50
        Per $50,000 original principal amount of the Notes            0.625000

                    2.  Auction Agent Fee  (Pro Rata)                11,368.75
        Per $50,000 original principal amount of the Notes           11.145833

                    3.  Indenture Trustee Fee  (Pro Rata)                 0.00
        Per $50,000 original principal amount of the Notes            0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)         367.52
        Per $50,000 original principal amount of the Notes            0.360314

                    5.  Surety Provider Fee  (Pro Rata)               3,612.50
        Per $50,000 original principal amount of the Notes            3.541667


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                    0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                     0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                              0.00

           (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                  0.00

           (c)     Amount in the Reserve Account                  2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                    0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                  0.00

           (b)     Amount in the Pre-Funding Account                                            42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                        0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                             0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                              0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                           3,995,345.89
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           3,484,172.05
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                            731,434.09
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                             367,971.59
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                   94,846.43

(xix)     Parity Percentage                  Numerator     579,002,750.79
          as of        03/31/96              Denominator   579,021,677.47                             100.00%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                        1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                       0.00


The Money Store, Inc.


   /s/ Harry Puglisi
By:_________________
    Harry Puglisi
     Treasurer